AXS Chesapeake Strategy Fund Class A Shares: ECHAX Class C Shares: ECHCX Class I Shares: EQCHX	AXS Income Opportunities Fund Class A Shares: OIOAX Class D Shares: OIODX Class I Shares: OIOIX
AXS Dynamic Opportunity Fund Class A Shares: ADOAX Class I Shares: ADOIX	AXS Tactical Income Fund Class A Shares: TINAX Class I Shares: TINIX

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2024 to Prospectus and

Statement of Additional Information (“SAI”),

each dated January 31, 2024.

Important Notice Regarding Class A Shares and Class C Shares

Upon the recommendation of AXS Investments LLC (the “Advisor”), the investment advisor to the AXS Chesapeake Strategy Fund, AXS Dynamic Opportunity Fund, AXS Income Opportunities Fund, and AXS Tactical Income Fund (each, a “Fund” and together, the “Funds”), the Board of Trustees of the Trust has approved the conversion of the classes of each Fund listed below (the “Converting Classes”) into Class I Shares and the subsequent termination of the Converting Classes.

Fund	Converting Classes
AXS Chesapeake Strategy Fund	Class A Class C
AXS Dynamic Opportunity Fund	Class A
AXS Income Opportunities Fund	Class A
AXS Tactical Income Fund	Class A

As a result, effective immediately, the Converting Classes of each Fund are closed to all new investment. Each Converting Class will be converted into Class I Shares and subsequently terminated on or about January 10, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to each Fund’s Converting Classes in the Prospectus and SAI will be deleted in their entirety. Shareholders converted into Class I Shares will not be subject to any applicable short-term redemption fee and shareholders of Class C Shares converted into Class I Shares will not be subject to a contingent deferred sales charge fee. Class I Shares of each Fund have similar fee structures as the corresponding Converting Classes, except that the Class I Shares are not subject to sales charges or Rule 12b-1 distribution fees.

Please file this Supplement with your records.

AXS Market Neutral Fund

Investor Class Shares: COGMX

Class I Shares: COGIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 23, 2024 to Prospectus and

Statement of Additional Information (“SAI”),

each dated December 19, 2024.

Important Notice Regarding Investor Class Shares

Upon the recommendation of AXS Investments LLC (the “Advisor”), the investment advisor to the AXS Market Neutral Fund (the “Fund”), the Board of Trustees of the Trust has approved the conversion of the Fund’s Investor Class Shares into Class I Shares and the subsequent termination of the Fund’s Investor Class Shares. As a result, effective immediately, the Investor Class Shares of the Fund are closed to all new investment. The Fund’s Investor Class Shares will be converted into Class I Shares and subsequently terminated on or about January 10, 2025 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Investor Class Shares in the Prospectus and SAI will be deleted in their entirety. Shareholders converted into Class I Shares will not be subject to any applicable short-term redemption fee. Class I Shares of the Fund have a similar fee structure as the Investor Class Shares, except that the Class I Shares are not subject to a Rule 12b-1 distribution fee.

Please file this Supplement with your records.